SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN INSTITUTIONAL ENHANCED INCOME FUND

(the "Fund")

                Effective July 1, 2005, the prospectus of the Fund is revised as follows:

                The phone number listed in the tables under the 'How to Buy' and 'How to Redeem' sections, in the “How to Choose and Evergreen Fund” section, on the inside back cover under "Shareholder Services" and in the first full paragraph of the outside back cover is replaced with the following information.   Shareholders should call 1.800.847.5397 to buy or redeem Fund shares, order applications, or get assistance with their accounts. For investment information, shareholders should call 1.888.217.9887.

                Also, in the 'How to Buy' section, the disclosure is revised to reflect the fact that shareholders of other Evergreen funds may not exchange their shares for shares of the Fund.

                In addition, the disclosure in the 'How to Buy' and 'How to Redeem' tables is revised to reflect that trades accepted before, and all authorized requests made before, 4:00 p.m. Eastern time will be processed at that day's closing price. Trades accepted after, and authorized requests made after, 4:00 p.m. will be processed the following business day, and will receive the next market trading day's closing price.

                Also, under "Short-Term Trading" in the 'Fund Operating Policies and Procedures' section, since the Fund does not allow exchanges with other Evergreen funds, the second and third paragraphs are replaced in their entirety with the following, in order to remove references to the exchange limitations imposed on other Evergreen funds:

To limit the negative effects of short-term trading on the Fund, the Fund reserves the right to reject any purchase, and to terminate an investor's investment privileges, if the Fund determines in its sole discretion that trading activity by the investor may be materially detrimental to the interests of shareholders. In considering whether trading activity may be materially detrimental to the interests of shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases and sales on a daily basis. However, there are certain limitations on the Fund’s ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund’s trading restrictions. A majority of the Fund's shares may be held in omnibus accounts. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

July 1, 2005	574041 (7/05)